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                                                                    EXHIBIT 24.1

                                 PIXTECH, INC.

                            Certificate of Secretary
                            ------------------------

     I, Michael Lytton, being the duly elected and acting secretary of PixTech, Inc. (the "Corporation"), a Delaware corporation, hereby certify that the following is a true, correct and complete copy of resolutions duly adopted by the Board of Directors of the Corporation dated on September 9, 1997; and that said resolutions have not been amended or rescinded and are now in full force and effect.

REGISTRATION STATEMENTS ON FORM S-3
-----------------------------------

RESOLVED: That the President, any Vice President and the Treasurer of the Corporation, each acting singly, be and hereby are authorized in the name and on behalf of the Corporation to execute and file with the United States Securities and Exchange Commission (the "Commission") registration statements on Form S-3 (the "Registration Statements") relating to the registration under the Securities Act of 1933, as amended (the "Act"), of 2,038,527 shares of the Corporation's Common Stock $.01 par value per share ("Common Stock") such Registration Statements and any amendments thereto to be in such form as may be approved by the officer executing the same, his execution and filing thereof to be conclusive evidence of this approval; and such officers, and each acting singly, be and hereby are authorized to take any and all other action as they or any of them may deem necessary or advisable to effect such registration.

RESOLVED: That any officer of the Corporation executing, on behalf of the Corporation or in any other capacity, the Registration Statements referred to in the resolutions above and any and all amendments to such registration statements and other documents to be filed with the Commission in connection therewith is hereby authorized to execute the same through or by Jean-Luc Grand-Clement, Yves Morel or Michael Lytton, as attorney-in-fact, pursuant to a power of attorney reflecting such authorization.


     WITNESS my signature and the seal of the Corporation affixed this 2nd day of December, 1997.


[CORPORATE SEAL]                              /s/ Michael Lytton
                                              --------------------------
                                              Michael Lytton, Secretary